EXHIBIT 99.2

COMPANY GUARANTY

This COMPANY GUARANTY (this “Guaranty”) is entered into as of June 9, 2016 by HEXCEL CORPORATION, a Delaware corporation (“Company” and the “Guarantor”) in favor of and for the benefit of CITIZENS BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lender Group. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to below.

RECITALS

A. Pursuant to that certain Credit Agreement dated as of the date hereof among Company and Hexcel Holdings Luxembourg S.à r.l., a société à responsabilité limitée duly incorporated and validly existing under the laws of the Grand-Duchy of Luxembourg (the “Co-Borrower”), as Borrowers thereunder, and the Administrative Agent, Citizens Bank, National Association, as Issuing Lender and as Swing Line Lender, and the lenders now or hereafter party thereto (the “Lenders”) (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), the Issuing Lender, the Swing Line Lender and the Lenders have agreed to provide the Borrowers with certain credit facilities;

B. Certain additional extensions of credit may be made from time to time for the benefit of the Guarantor and certain Subsidiaries of the Guarantor pursuant to certain Guaranteed Cash Management Agreements and Guaranteed Hedge Agreements (each as defined in the Credit Agreement, collectively, “Related Credit Arrangements”).

C. It is a condition precedent to the Lender Group’s obligations to make and maintain such extensions of credit that the Guarantor shall have executed and delivered this Guaranty to the Administrative Agent.

NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender Group to from time to time make and maintain extensions of credit under the Credit Agreement and under any Related Credit Arrangement, the parties hereto agree as follows:

1. Guaranty. (a) The Guarantor irrevocably and unconditionally guarantees, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code). The term “Guarantied Obligations” means any and all Obligations of the Co-Borrower and all payment obligations of the Co-Borrower or the applicable Subsidiary of the Guarantor under Related Credit Arrangements, now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement, the Related Credit Arrangements, and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue such obligations of the Co-Borrower or such Subsidiary of the Guarantor or from time to time renew them after they have been satisfied.

The Guarantor acknowledges that a portion of the Loans made to the Co-Borrower may be advanced for its benefit, that Letters of Credit issued to the Co-Borrower may be issued for the benefit of its business and that the Guarantied Obligations are being incurred for and will inure to its benefit.

Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of the Co-Borrower (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of the Guarantor and the Administrative Agent that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve the Co-Borrower of any portion of such Guarantied Obligations.

In the event that all or any portion of the Guarantied Obligations is paid by the Co-Borrower, the obligations of the Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from any of the Lender Group as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

Subject to the other provisions of this Section 1, upon the failure of the Co-Borrower to pay any of the Guarantied Obligations when and as the same shall become due, the Guarantor will upon demand pay, or cause to be paid, in cash, to the Administrative Agent for the ratable benefit of the Lender Group, an amount equal to such amounts that have become due.

(b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of the Guarantor under this Guaranty shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Guarantor (x) in respect of intercompany indebtedness to the Co-Borrower or other affiliates of the Guarantor to the extent that such indebtedness would be discharged in an amount equal to the amount paid by the Guarantor hereunder and (y) under any guaranty of Subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 1(b), pursuant to which the liability of the Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of the Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

2. Guaranty Absolute; Continuing Guaranty. The obligations of the Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectability; (b) the Administrative Agent may enforce this Guaranty upon the occurrence and during the continuance of an Event of Default under the Credit Agreement or the occurrence of an early termination date or similar termination event under any Related Credit Arrangement notwithstanding the existence of any dispute between the applicable Loan Party and any of the Lender Group with respect to the existence of such event; (c) the obligations of the Guarantor hereunder are independent of the obligations of any other Loan Party under the Loan Documents or any Related Credit Arrangement and the obligations of any other guarantor of obligations of any Loan Party and a separate action or actions may be brought and prosecuted against the Guarantor whether or not any action is brought against any Loan Party or any of such other guarantors and whether or not any Loan Party is joined in any such action or actions; and (d) a payment of a portion, but not all, of the Guarantied Obligations by the Guarantor shall in no way limit, affect, modify or abridge the liability of such or any other guarantor for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon the Guarantor and its successors and assigns, and the Guarantor irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

3. Actions By Lender Group. Any of the Lender Group may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of the Guarantor’s liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any of the Lender Group in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Lender Group, or any of them, may have against any such security, as the Administrative Agent in its discretion may determine consistent with the Loan Documents and the Related Credit Arrangements and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, and (f) exercise any other rights available to the Lender Group, or any of them, under the Loan Documents or the Guaranteed Hedge Agreements, at law or in equity.

4. No Discharge. This Guaranty and the obligations of the Guarantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not the Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of the Credit Agreement, any of the other Loan Documents, any Related Credit Arrangement or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though the Lender Group, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which any Loan Party may assert against any of the Lender Group in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of the Guarantor as an obligor in respect of the Guarantied Obligations.

5. Waivers. The Guarantor waives, for the benefit of the Lender Group: (a) any right to require any of the Lender Group, as a condition of payment or performance by the Guarantor, to (i) proceed against the Co-Borrower, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from the Co-Borrower, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any of the Lender Group in favor of any Loan Party or any other Person, or (iv) pursue any other remedy in the power of any of the Lender Group; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Loan Party including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Loan Party from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon the Administrative Agent’s or any other of the Lender Group’s errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of the Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any of the Lender Group protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement or any other Loan Document, notices of default or early termination under any Related Credit Arrangement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to the Co-Borrower and notices of any of the matters referred to in Sections 3 and 4 and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

6. Guarantor’s Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. Until the Guarantied Obligations (other than Unasserted Obligations) shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been cancelled, the Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that the Guarantor now has or may hereafter have against the Co-Borrower or any of its assets in connection with this Guaranty or the performance by the Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that the Guarantor now has or may hereafter have against the Co-Borrower with respect to the Guarantied Obligations, (ii) any right to enforce, or to participate in, any claim, right or remedy that any of the Lender Group now has or may hereafter have against the Co-Borrower, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any of the Lender Group and (b) any right of contribution with respect to the Guarantied Obligations that the Guarantor now has or may hereafter have against any other guarantor of any of the Guarantied Obligations. The Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights of subrogation, reimbursement or indemnification the Guarantor may have against the Co-Borrower or against any collateral or security, and any rights of contribution the Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any of the Lender Group may have under the Loan Documents or any Related Credit Arrangement against the Co-Borrower, to all right, title and interest any of the Lender Group may have in any such collateral or security, and to any right any of the Lender Group may have against such other guarantor.

Any indebtedness of the Co-Borrower to the Guarantor collected or received by the Guarantor after an Event of Default has occurred and is continuing, and any amount paid to the Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for the Administrative Agent on behalf of the Lender Group and shall forthwith be paid over to the Administrative Agent for the benefit of the Lender Group to be credited and applied against the Guarantied Obligations.

7. Expenses. The Guarantor agrees to pay, or cause to be paid, on demand, and to save each of the Lender Group harmless against liability for, (i) any and all reasonable and documented out-of-pocket costs and expenses (including reasonable fees, costs of settlement, and disbursements of counsel) incurred or expended by any of the Lender Group in connection with the enforcement of or preservation of any rights under this Guaranty and (ii) any and all reasonable and documented out-of-pocket costs and expenses (including those arising from rights of indemnification) required to be paid by the Guarantor under the provisions of any other Loan Document.

8. Financial Condition of Loan Parties. None of the Lender Group shall have any obligation, and the Guarantor waives any duty on the part of any of the Lender Group, to disclose or discuss with the Guarantor its assessment, or the Guarantor’s assessment, of the financial condition of the Co-Borrower or any other Loan Party or any matter or fact relating to the business, operations or condition of the Co-Borrower or any other Loan Party. The Guarantor has adequate means to obtain information from the Co-Borrower and each other Loan Party on a continuing basis concerning the financial condition of such Person and their respective and their respective abilities to perform their respective obligations under the Loan Documents and Related Credit Arrangements, and the Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Co-Borrower and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

9. Set Off. Upon the occurrence and during the continuation of an Event of Default and the commencement of remedies described in Section 8 of the Credit Agreement, in addition to any other rights any of the Lender Group may have under applicable law, if any amount shall at any time be due and owing by the Guarantor to any of the Lender Group under this Guaranty, such Lender Group member is authorized at any time or from time to time, without notice to any Person other than the Administrative Agent (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Lender Group member owing to the Guarantor or for the credit or the account of the Guarantor against and on account of the Guarantied Obligations and liabilities of the Guarantor to any of the Lender Group under this Guaranty.

10. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall in any event be effective without the written concurrence of the Administrative Agent and, in the case of any such amendment or modification, the Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

11. Miscellaneous. It is not necessary for the Lender Group to inquire into the capacity or powers of the Guarantor or the Co-Borrower or the officers, directors or any agents acting or purporting to act on behalf of any of them.

The rights, powers and remedies given to the Lender Group by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to the Lender Group by virtue of any statute or rule of law or in any of the Loan Documents or the Related Credit Arrangements or any agreement between one or more Loan Parties and one or more of the Lender Group. Any forbearance or failure to exercise, and any delay by any of the

Lender Group in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE LENDER GROUP HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW RULES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

This Guaranty shall inure to the benefit of the Lender Group and their respective successors and permitted assigns under the Credit Agreement or the Related Credit Arrangements, as the case may be.

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE GUARANTOR OR ANY OF THE LENDER GROUP ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH OF THE ADMINISTRATIVE AGENT AND THE GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. The Administrative Agent and the Guarantor agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to such party at its address set forth below its signature hereto, such service being acknowledged by such party to be sufficient for personal jurisdiction in any action against such party in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any party hereto or any of the Lender Group to bring proceedings against such other party hereto or any of the Lender Group in the courts of any other jurisdiction.

THE GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY DEALINGS BETWEEN THEM RELATED HERETO. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE GUARANTOR AND, BY ITS ACCEPTANCE OF THE BENEFITS HEREOF, THE ADMINISTRATIVE AGENT (I) ACKNOWLEDGES THAT THIS

WAIVER IS A MATERIAL INDUCEMENT FOR THE GUARANTOR AND THE ADMINISTRATIVE AGENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE GUARANTOR AND THE ADMINISTRATIVE AGENT HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS GUARANTY OR ACCEPTING THE BENEFITS THEREOF, AS THE CASE MAY BE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS, AND (II) FURTHER WARRANTS AND REPRESENTS THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS PROVISION AND EXECUTED BY THE ADMINISTRATIVE AGENT AND THE GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS OF THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

12. Counterparts; Effectiveness. This Guaranty and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered, including by facsimile, shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Guaranty shall become effective upon the execution of a counterpart hereof by each of the parties hereto as of the date hereof and receipt by the Guarantor and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

13. Administrative Agent as Agent.

(a) The Administrative Agent has been appointed to act as the Administrative Agent hereunder by Lenders. The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Credit Agreement; provided that the Administrative Agent shall exercise, or refrain from exercising, any remedies under or with respect to this Guaranty in accordance with the instructions of (i) Requisite Lenders, or (ii) after payment in full of all Obligations under the Credit Agreement and the other Loan Documents (other than Unasserted Obligations), the cancellation or expiration of all Letters of Credit and the termination of the Commitments, the holders of a majority of the aggregate amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under Related Credit Arrangements (including Related Credit Arrangements that have been terminated) (Requisite Lenders or, if applicable, such holders being referred to herein as “Requisite Obligees”).

(b) The Administrative Agent shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by

Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as the Administrative Agent under this Guaranty; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Administrative Agent under this Guaranty. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Guaranty, and the retiring Administrative Agent under this Guaranty shall promptly (i) transfer to such successor Administrative Agent all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the rights created hereunder, whereupon such retiring Administrative Agent shall be discharged from its duties and obligations under this Guaranty. After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was Administrative Agent hereunder.

14. Related Credit Arrangements. No Lender Group member (other than the Administrative Agent) that obtains the benefit of this Guaranty shall have any right to notice of any action or to consent to, direct or object to any action hereunder (including the release, impairment or modification of any Guarantied Obligations or security therefor) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Guaranty to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangement have been made with respect to, the Guarantied Obligations arising under any Related Credit Arrangement to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank or Hedge Counterparty, as the case may be. Each Lender Group member not a party to the Credit Agreement that obtains the benefit of this Guaranty shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Lender Group member, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Section 9 of the Credit Agreement.

15. Termination and Discharge.

(a) Subject to reinstatement pursuant to Section 1 hereof, this Guaranty, and the Guarantor’s obligations hereunder (excluding the Guarantor’s obligations relating to Unasserted Obligations that expressly survive such termination) shall terminate on the Facility Termination Date.

(b) While the Credit Agreement is in effect, if (A) all or a majority of the stock of the Guarantor or any of its successors in interest under this Guaranty shall be sold or otherwise disposed of (including by merger or consolidation) in accordance with the terms of the Loan Documents or (B) the Guarantor shall liquidate or dissolve in accordance with the terms of the

Loan Documents, then, in each case the obligations of the Guarantor or such successor in interest, as the case may be, hereunder shall automatically be discharged and released without any further action by the Administrative Agent or any other Person (including any other Lender Group member) effective as of the time of such sale, merger, liquidation or dissolution.

(c) Upon any termination of the Guaranty or any discharge and release of the Guarantor’s obligations hereunder, in each case as described in subsections (a) and (b) of this Section 15, the Administrative Agent will, at the Guarantor’s expense, execute and deliver to the Guarantor such documents and take such further actions as the Guarantor shall reasonably request to evidence such termination, discharge or release.

16. Attorney-in-Fact. To the extent permitted by law, the Guarantor hereby appoints the Administrative Agent, for the benefit of the Lender Group, as the Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable in its reasonable discretion to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

17. Notices. Any notice required or permitted hereunder shall be given, (a) with respect to the Guarantor, at the address of Company indicated in Schedule 10.8 of the Credit Agreement and (b) with respect to the Administrative Agent or any other of the Lender Group, at the Administrative Agent’s address indicated in Schedule 10.8 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.8 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

18. Currency and Funds of Payment. All Guarantied Obligations, other than as provided in the Credit Agreement, will be paid in Dollars in Same Day Funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guarantied Obligations, or the rights of any of the Lender Group with respect thereto as against the Co-Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Co-Borrower of any or all of the Guarantied Obligations.

19. Keepwell/Eligible Contract Participant.

(a) Keepwell. Without limiting anything in this Guaranty, each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to each Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act at the time the guarantee under Guaranty becomes effective with respect to any Swap Obligation, to honor all of the Obligations of such Guarantor under this Guaranty in respect of such Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 19 for the maximum amount of such liability that can be hereby incurred without rendering its undertaking under this Section 19, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).

The undertaking of each Qualified ECP Guarantor under this Section 19 shall remain in full force and effect until termination of the Commitments and payment in full of all Loans and other Obligations. Each Qualified ECP Guarantor intends that this Section 19 constitute, and this Section 19 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Guarantor that would otherwise not constitute an “eligible contract participant” under the Commodity Exchange Act.

(b) Eligible Contract Participant. Notwithstanding anything to the contrary in any Loan Document, no Guarantor shall be deemed under this Guaranty to be a guarantor of any Swap Obligations if such Guarantor was not an “eligible contract participant” as defined in §1a(18) of the Commodity Exchange Act, at the time the guarantee under this Guaranty becomes effective with respect to such Swap Obligation and to the extent that the providing of such guarantee by such Guarantor would violate the Commodity Exchange Act; provided however that in determining whether any Guarantor is an “eligible contract participant” under the Commodity Exchange Act, the guarantee of the Obligations of such Guarantor under this Guaranty by a Guarantor that is also a Qualified ECP Guarantor shall be taken into account.

(c) Defined Term. For purposes of this Section 19, “Qualified ECP Guarantor” shall mean, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GUARANTOR:

HEXCEL CORPORATION

By:	/s/ Wayne C. Pensky
Name:	Wayne C. Pensky
Title:	Executive Vice President and Chief Financial Officer

Company Guaranty

Signature Page

ADMINISTRATIVE AGENT:

CITIZENS BANK, NATIONAL ASSOCIATION

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	Senior Vice President

Company Guaranty

Signature Page